UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00572

American Mutual Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Michael W. Stockton

American Mutual Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

The importance of doing well in down markets

Special feature page 6

American Mutual Fund® Annual report for the year ended October 31, 2015

American Mutual Fund strives for the balanced accomplishment of three objectives: current income, growth of capital and conservation of principal.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2015 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–8.24%	9.65%	5.91%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.58% for Class A shares as of the prospectus dated January 1, 2016 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of November 30, 2015, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.94%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.94%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Special feature

6	Resilient returns:
The importance of doing well in down markets

Contents
1	Letter to investors
3	The value of a long-term perspective
12	Summary investment portfolio
15	Financial statements
32	Board of trustees and other officers

Fellow investors:

The U.S. stock market posted gains for the fiscal year ended October 31, 2015, despite increased volatility amid the economic slowdown in China and uncertainty about the direction of interest rates. Investors were encouraged by generally positive economic readings in the U.S. and increased mergers-and-acquisitions activity, even as earnings growth slowed. With inflationary pressures subdued and markets likely to remain volatile, the U.S. Federal Reserve decided against raising interest rates, although it could still take action in the near future.

With the stock market rising during the period, American Mutual Fund had a total return of 0.96%. This trailed the 5.21% return for the unmanaged Standard & Poor’s 500 Composite Index, a market capitalization-weighted index based on the results of 500 widely held common stocks. It is not uncommon for AMF to lag the S&P 500 in a market environment of strong rising returns. The fund is managed conservatively and tends to do better in declining markets because dividend-paying companies are typically less volatile than the overall market and offer better downside protection (see the related feature starting on page 6).

Over longer periods of time, AMF’s returns have compared favorably to those of the S&P 500. For the past 10 years, the fund had an average annual total return of 7.44% compared with the index’s 7.84% return. For its 65-year lifetime, AMF has had an average annual total return of 11.62% compared with 11.25% for the S&P 500. The index is unmanaged and, therefore, has no expenses; investors cannot invest directly in an index.

Portfolio review

A number of consumer companies helped the fund’s results during the fiscal year. In the consumer staples sector, shares of Kraft Foods rose sharply after the company received a takeover offer from rival Heinz. The combined company, Kraft Heinz, is the third-largest food-and-beverage company in North America and the fifth largest worldwide. In the consumer discretionary sector, Home Depot benefited from strong earnings due to greater operating efficiencies, which management expects to continue to drive results. The home improvement retailer also increased its dividend as it takes a more disciplined approach to capital management.

Select holdings in the information technology sector also contributed to the fund’s returns. Shares of chip maker Texas Instruments benefited from robust quarterly earnings as the company demonstrated healthy sales growth and market share gains. Texas Instruments, a long-time holding in the fund and one of its largest, also continued to show a strong commitment to returning cash to shareholders through a dividend increase and share repurchases. Other semiconductor-related companies also contributed to returns, including Maxim Integrated Products.

The industrials sector was mixed, with defense contractor Lockheed Martin contributing to returns while railroad operators detracted. Shares of Lockheed Martin rose after the company revealed it was in advanced talks to buy helicopter maker Sikorsky Aircraft from rival United Technologies for $9 billion in an effort to consolidate its position as the Pentagon’s largest supplier of military equipment. In the rail industry, Union Pacific and Norfolk Southern declined as they contended with lower volumes for shipments of equipment and materials related to shale oil, coal and other commodities. The slump in oil prices hurt companies such as Chevron and Royal Dutch Shell, but they continue to pay healthy dividends. At current levels, we believe there is an attractive

American Mutual Fund	1

risk-reward trade-off in adding to our positions in some energy companies as oil prices gradually rebound.

In the health care sector, shares of AbbVie retreated amid concerns about the pharmaceutical firm’s dependence on rheumatoid arthritis drug Humira and expectations of growing competition from rivals. AbbVie, Amgen and other drug companies also came under pressure due to the high costs of certain drugs and strong policy positions from some U.S. presidential candidates. Despite these concerns, we believe this is a complex issue that will take time to work through and our long-term outlook for our biotechnology and pharmaceutical holdings remains intact. We continue to focus on companies that we believe offer adequately priced drugs and the most innovation, which is increasingly measured by patient outcomes.

Looking ahead

The U.S. economy continues to strengthen, albeit at a gradual pace, and shows no visible signs of excess. The unemployment rate has declined and real wages are slowly rising. However, concerns about global economic conditions have cast a shadow over an otherwise fairly positive outlook for the U.S. economy.

As a result, the Fed has decided to keep interest rates close to zero for now; it is expected to raise rates gradually in the near future, which would be unlikely to have a significant impact on the economy.

The combination of rising interest rates, the economic slowdown in China and geopolitical events in Europe and the Middle East could cause more volatility going forward. The recent market correction, however, has brought valuations down somewhat, which we believe is a positive development. While the market is still not cheap by historical standards, it’s at a more reasonable level than it was this summer. Many of the companies in which the fund invests are global in nature and could be impacted by events outside the U.S. (see related chart about The New Geography of Investing® on page 11).

AMF’s portfolio managers are primarily focused on companies that are increasing dividends as well as earnings. They are mindful to avoid those with high dividend yields and no earnings growth, which tend not to do as well when interest rates are rising. Dividend growth also sends a positive message about a company’s earnings and management’s willingness to share profits with investors instead of spending capital on acquisitions or share repurchases, which have a less impressive track record of benefiting shareholders.

We would like to remind our investors to keep in mind the three objectives of the fund: current income, growth of capital, and conservation of principal, which is especially important during a period of rising interest rates and higher valuations. We are pleased to report that the number of shareholder accounts in AMF has grown by 4.4% from a year ago. We would like to welcome our new shareholders and thank our long-term investors for their continued support.

Cordially,

Joyce E. Gordon
Vice Chairman

William L. Robbins
President

December 9, 2015

For current information about the fund, visit americanfunds.com.

Dividends paid in calendar year 2015

For tax purposes, here are the quarterly income dividends Class A shareholders received in calendar year 2015.

Income dividends per share:	$0.185 paid 3/13/15 $0.185 paid 6/19/15 $0.185 paid 9/18/15 $0.185 to be paid on 12/18/15*

The fund will also pay a special dividend from accumulated undistributed net income and a capital gain distribution on 12/18/15.*

*Unaudited.

Form 1099-DIV, which provides the information you will need to prepare your federal income tax return for 2015, will be mailed to you with your American Funds Tax Guide in late January 2016.

2	American Mutual Fund

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Includes reinvested capital gain distributions totaling $4,418,654 in the years 1950–2015 and reinvested dividends.
[4]	The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[5]	Includes reinvested capital gain distributions taken in shares totaling $653,027 but does not reflect income dividends taken in cash.
[6]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics. It would take $101,208 to buy today what $10,000 bought when the fund began.
[7]	For the period February 21, 1950 (commencement of operations), through October 31, 1950.
[8]	Includes special dividends of $1,691 in 1974, $989 in 1975, $7,524 in 1982, $3,967 in 1983, $6,064 in 1988, $9,850 in 1989, $9,497 in 1990, $8,996 in 1991, $32,002 in 2009, $20,477 in 2010, $8,128 in 2011, $12,961 in 2012, $13,600 in 2013, $3,235 for 2014 and $10,105 for 2015.
[9]	Includes special dividends of $746 in 1974, $407 in 1975, $2,251 in 1982, $1,099 in 1983, $1,339 in 1988, $2,069 in 1989, $1,895 in 1990, $1,707 in 1991, $3,570 in 2009, $2,199 in 2010, $848 in 2011, $1,319 in 2012, $1,351 in 2013, $314 for 2014 and $962 for 2015.

For more than 65 years, American Mutual Fund has been providing investors with an opportunity to achieve their financial goals. A meaningful way to compare the fund’s results with the return on other investments is through its total return.

Total return is a combination of income return and capital return. This chart illustrates an assumed $10,000 investment in American Mutual Fund from February 21, 1950 — commencement of operations — through October 31, 2015. The table beneath the chart shows the fund’s total return in each of the 65 fiscal years, broken down into its income and capital components.

As you can see, during this period a $10,000 investment in the fund, with all dividends reinvested, would have grown to $12,871,273.3

Use the table below to estimate the growth of your investment. Let’s say that you have been reinvesting all your dividends and want to know how your investment has done since the end of fiscal 2005. As the table shows, the value of the investment illustrated here was $6.3 million. Since then, it has grown to $12.9 million. Thus, in the same period, the value of your 2005 investment — regardless of its size — also has grown.

American Mutual Fund	3

4	American Mutual Fund

American Mutual Fund	5

Resilient returns:

The importance of doing
well in down markets

The stock market correction over the summer offered an important reminder to investors of why they invested in a fund like AMF. The resilience of American Mutual Fund through this short period is exemplary of the fund’s track record during other longer market declines. Over time, this has allowed the fund to provide its investors with superior long-term results with less volatility.

6	American Mutual Fund

During the recent market correction, the Standard & Poor’s Composite 500 Index declined 12.1% between July 20 and August 25, while AMF fell 10.4% during that period. This may not seem like much of a difference over such a short period of time, but it offers a key insight into one of the fund’s secrets to long-term success: consistently doing well in down markets.

“It is important for AMF to provide superior returns over the course of various market cycles,” says president and portfolio manager Will Robbins, noting that because of the type of stable, high-quality companies in which the fund invests, it has tended to lag the S&P 500 in big up markets, but make up for it in down markets. “Unfortunately, a lot of people get scared out of the market during downturns. In order for our investors to benefit from market recoveries, we have to reassure them so that they will remain invested.”

Portfolio manager Dylan Yolles reminds investors that the math of losing money in the stock market is another reason to protect on the downside. “When a stock goes down 50%, investors have to double their money just to get back where they were, so the math alone makes it hard to recover from a large decline,” Dylan points out. “Equity markets have tended to go up over long periods of time, benefiting our investors, but it’s hard to get there if we lose money during a big market decline. Many of our investors are looking for lower market volatility over the long term, and it’s easier to stay invested when they experience less downside.”

Providing downside protection

So just how do the portfolio managers of AMF go about trying to protect investors’ assets during down markets? It begins with the fund’s eligibility list. To even be considered for AMF, a company has to meet several key criteria: it must be rated investment-grade and have a conservative balance sheet, be a market leader in its industry, and pay a dividend or plan to in the near future (there are some exceptions for companies that exhibit the characteristics of a dividend payer but choose not to for some reason).

“While we always start with the eligibility list, we try to be diversified by investing in a mix of companies across different sectors,” says portfolio manager Joyce Gordon, who also serves as vice chairman of AMF. “Most of the companies in which the fund invests have stable earnings that are growing, but some are more value oriented. We always pay attention to valuation and make sure we’re not paying high prices for more cyclical companies. We look for those with a decent starting yield, which puts a floor on the stock price if the market goes down.”

True to The Capital System,SM each manager has his or her own style of investing when it comes to deciding which eligible companies they will actually add to their portfolios. For his part, once a company meets the eligibility requirements of the fund, Dylan likes to focus on those that have relatively depressed valuations, since much of the downside would already be reflected in the stock price. He cites two examples in his portfolio: agricultural company Monsanto and consumer products giant Procter & Gamble, which he calls a more traditional investment for AMF.

“I believe Monsanto is well positioned for the long term because it provides products the world needs to satisfy the demand for food over a multiyear period, but the company is unloved by the market right now because crop prices are weak,” says Dylan, adding that Monsanto is also being hurt by its exposure to Brazil, which has a weak economy and currency. The company’s dividend yield is 2.2%, which he expects will continue to increase as earnings grow. P&G has a dividend yield of 3.5% and is a more traditional defensive company for a down market. But on top of that, Dylan points to its new CEO and ongoing cost-cutting program, including

“Unfortunately, a lot of people get scared out of the market during downturns. In order for our investors to benefit from market recoveries, we have to reassure them so that they will remain invested.”

Will Robbins

President and Portfolio Manager

Joyce Gordon

Vice Chairman and Portfolio Manager

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

American Mutual Fund	7

No market decline is the same

Over the past 15 years, there have been three market declines in which the Standard & Poor’s 500 Composite Index declined by more than 15%.* While each decline was triggered by different factors, American Mutual Fund fared better than the S&P 500 during each period.

The fund’s best comparison by far was during the so-called dot-com crash, when the bubble that had developed in technology stocks burst. Between March 2000 and October 2002, the S&P 500 tumbled 47.4% versus a decline of just 7.1% for AMF. The primary reason the fund did so much better than the market was because it invested in companies that paid dividends, which most of the technology, media and telecom (TMT) firms did not pay at the time.

“Each bear market is different — the conditions can range from economic recession, resulting in lower earnings and share prices, to market bubbles in different sectors,” says portfolio manager James Terrile. “The tech bubble was a unique time in history, with the dramatic explosion of TMT companies. Since the S&P 500 is market weighted, those stocks became the largest members of the index. As a result, index funds had to buy them and it became a self-fulfilling prophecy. Once the fundamentals rolled over, valuations crashed.”

As portfolio manager Jim Lovelace notes, it’s important to remember that in the year or two leading up to the dot-com crash, investors were selling shares of dividend-paying companies to buy technology stocks. As a result, funds like AMF did not do as well.

“A lot of value-oriented funds threw in the towel and followed the tech companies,” Jim says. “But not AMF, which held true to its original mandate, and it paid off. Dividend strategies did very well after the tech bubble burst —at least until about 2007, when the banks started to run into trouble.”

While the dot-com crash was a result of a technology bubble, the financial crisis from 2007 to 2009 started with a bubble in the U.S. housing market. However, it spread well beyond that, roiling the entire global financial system. Banks and other financial companies were at the heart of the crisis, and as their share prices tumbled, many were forced to cut dividends, if they even survived at all. Until that point, financials had been a key source of dividends, and many

How American Mutual Fund has fared during market declines*

Total returns for AMF and the S&P 500 (assumes monthly reinvestment of dividends for the S&P 500)

*	Major stock market declines are based on price declines of 15% or more (without dividends reinvested) in the unmanaged S&P 500 with 100% recovery between declines (except for a 77% recovery between 3/9/09 and 4/29/11). There have been periods in which the fund has lagged the S&P 500, particularly in strong markets.

8	American Mutual Fund

were held in the fund. As the financial crisis spread, global markets declined across the board and no sector was spared. Not surprisingly, most funds did not fare well, including AMF, although it still did better than the S&P 500 (see chart on page 8).

“The whole system was at risk — the entire financial market was breaking down and everything else went down with it in lock step,” recalls Jim. “There is always danger in hindsight, and while the investment business is all about uncertainty, we came out of the financial crisis with a greater sense of conservatism and understanding that things like that can still happen. With fewer banks paying dividends since the financial crisis, it’s been a tougher period for high-yielding sectors.”

The most recent major market decline occurred in 2011 and unlike the previous two that were bubble-related, it was driven more by macroeconomic factors. Specifically, high levels of government debt in the euro zone, especially in peripheral countries such as Greece, put investors on edge. Again, banks and other financial companies were hit the hardest — most notably those with ties to Europe — but since many were still not paying dividends and AMF focuses on U.S. companies, the fund fared better than the market.

“Each period is so unique, you never know what the next one is going to look like,” says portfolio manager Joyce Gordon, the principal investment officer for AMF. “The most recent market downturn in 2011 was probably the most normal of the three. The other two were almost exact opposites — in 2008, everything went down and we were in the eye of the storm with financials; in 2000, the fund did well because we were not invested in the TMT stocks that went down since they didn’t pay dividends. It’s not that we were that much smarter than the market, but the fund by default was not invested in that area.”

the sale of some beauty brands over the summer. He expects the company to benefit as it continues to streamline.

Jim Lovelace, another portfolio manager on the fund, uses the eligibility list as a starting point, and then tries to avoid investing in speculative situations as a way to protect on the downside. After that, his focus is on the income a company provides as a way to tamp down volatility and risk. “The nice thing about a dividend is that it’s always additive to total return, whether a company’s share price goes up or down,” says Jim. “Companies that pay out more of their earnings in dividends tend to be more stable stocks.”

In fact, research has shown that equity-income funds like AMF that tend to be more dividend-oriented have provided better downside protection. This finding makes sense as dividend payers (and especially dividend growers) have tended to be less volatile. Because a greater part of their total return comes in the form of cash, they have tended to be less affected by gyrations in broader equity market prices than companies that pay little or no dividends.

But, as Will points out, there is not necessarily a linear relationship between dividend yield and downside protection. “There are some higher yielding companies that can have more downside risk because they might cut their dividends,” he says. “It’s not so much about a company’s yield as an indicator of downside protection but whether it pays a dividend at all. I care less about a company’s yield than I do about holding management accountable for their capital allocation and making sure they pay a dividend. That being said, I tend to look for companies that are growing dividends.”

Weighing all the scenarios

While the eligibility list helps the fund manage for downside risk as a whole, the portfolio managers also like to look at each potential investment on an individual basis. One way of doing this is by weighing the different scenarios for each company and assigning a probability to each one. The bar is set high for AMF, given the conservative nature of the fund and its objective of capital preservation.

“For each investment, we work with the analysts to determine a company’s downside risk,” explains Will. “What would have to happen for the stock to go down by 30%? We want to know what the downside scenario looks like and why it would go down — then we can put our own probability on that scenario occurring. What would have to happen to make it not meet our requirement for the fund? If it seems likely, then we won’t make the investment.”

Likewise, if the downside scenario looks unlikely, the investment may be a good fit for the fund. This is the case with some energy companies right now. With the current price of oil, Will says he cannot envision a scenario in which the commodity would trade significantly lower. “Energy is arguably becoming a sector that provides downside protection, whereas it hasn’t in the past,” he notes. “Companies are cutting their capital expenditures and management teams are being more realistic about how they are planning for investments and what price assumptions they are using. Furthermore, several long-term projects are coming online, improving production for some energy companies.”

Portfolio manager James Terrile takes a similar approach, although he is more focused on other sectors, such as health care and telecommunication services.

Dylan Yolles

Portfolio Manager

James Terrile

Portfolio Manager

American Mutual Fund	9

“The nice thing about a dividend is that it’s always additive to total return, whether a company’s share price goes up or down. Companies that pay out more of their earnings in dividends tend to be more stable stocks.”

Jim Lovelace

Portfolio Manager

After looking at the fundamentals of a company, James uses that information to build best-, worst- and most-likely case scenarios to determine how much it is worth. “For each case, I set a price on the stock, then look at where it is now to define what a company is worth. If I’m confident in our analysis, I’ll allocate heavily,” he states. “Valuation is critical, but you have to look at the fundamentals first. I think it makes you more insightful rather than less decisive if the scenarios are realistic, even if some aren’t likely.”

Telecommunication services is one area where James feels there is significantly more upside and very little downside. Two companies in particular, AT&T and Verizon Communications (among the fund’s largest holdings), are trading at low valuations and have strong dividend yields around 5%. “When you think about the equation of preserving capital, a low relative valuation and high starting yield are two of the first things that come to mind,” he says. Shares of AT&T and Verizon have come under pressure as the companies face price competition from smaller rivals Sprint and T-Mobile, as well as companies like Apple and Google that could try to offer mobile services. However, James and other portfolio managers feel these threats are minimal and unlikely to have a long-term impact on AT&T and Verizon, which may very well benefit from further industry consolidation in the future.

Past, present and future

Investing with downside protection in mind has served the investors of AMF well in the past, and the portfolio managers believe it will continue to do so in the future. Since the fund’s inception in 1950, it has held up better than the S&P 500 in all major stock market declines (see chart on page 8 and related sidebar for more information on how the fund did in the three most recent declines).

The fund is currently invested in several areas of the market that have offered downside protection, from consumer staples (Coca-Cola and Kraft Heinz) to health care (Amgen and AbbVie). Select investments in other sectors also have the potential to do well in down markets, including defense contractor Lockheed Martin and semiconductor company

Favorable returns with less volatility

American Mutual Fund strives to meet its objectives. If we look back 10 years, as shown below, AMF has provided comparable or higher returns than those of its three benchmarks. The fund has been able to accomplish this with lower volatility than its benchmarks.

	Average annual total return	Volatility
AMF	7.44%	12.45%
Lipper Growth and Income Funds Index	6.13	14.72
Lipper Large-Cap Value Funds Index	6.35	15.26
S&P 500	7.84	15.00

Volatility is calculated at net asset value by Lipper using annualized standard deviation (based on monthly returns). It is a common measure of absolute volatility that shows how returns over time have varied from the mean; a lower number signifies lower volatility. Standard & Poor’s 500 Composite Index is an index of 500 large-company stocks selected to represent the stock market. It is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. The Lipper Large-Cap Value Funds Index is an equally weighted index of the 30 largest mutual funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Domestic Equity large-cap floor. The Lipper Growth and Income Funds Index is an equally weighted index of the 30 largest mutual funds that combine a growth orientation with the pursuit of income.

10	American Mutual Fund

Texas Instruments. “It speaks to having a diversified portfolio,” says Joyce. “It’s up to each portfolio manager what they want to do — some are fairly cautious all of the time while others are cautious when something is on the horizon.”

The recent market correction was sparked by concerns about slowing growth in China as well as the prospect of rising interest rates in the U.S. While these are cause for concern, the portfolio managers of AMF believe the fund is well positioned for any macroeconomic environment. “We don’t know what is going to happen, but we have a fundamental belief that the world is full of attractive investment opportunities,” states Will. “Many of the multinational companies in which we’re invested have a competitive advantage that allows them to perform well regardless of macro factors.”

Regardless of what happens with interest rates, the fund’s focus on companies that pay and grow dividends should serve it well. “Sectors like consumer staples and utilities in which the fund is invested should offer protection in a down market, because interest rates are unlikely to go up in a recessionary environment,” says Dylan. “If interest rates do increase, I think several companies held in AMF will do well because that could mean the economy is improving.”

In fact, research has shown that companies that offer an above-average current dividend yield but also grow their dividends and earnings at a meaningful rate have tended to fare better in a period of potentially rising interest rates that often has resulted in a down market. Even companies that offer a high yield but haven’t grown their dividends have tended to do less well than dividend growers when interest rates are rising.

“The initial period of rising interest rates, which usually reflects a strong economy, tends to be relatively good for stocks overall,” notes Jim. “One way to avoid the risk of rising interest rates is to invest in companies that have some dividend growth, because that distinguishes those stocks from the bond market. They may get hit in the short term as rates start to rise, but we believe these companies will make it back stronger just by virtue of growing their dividends.” ■

The New Geography of Investing®

Where a company does business can be more important than where it’s located. Here’s a look at American Mutual Fund’s portfolio in terms of where its equity holdings earn their revenue. The charts below show the countries and regions in which the fund’s equity investments are located, and where the revenue comes from.

Equity portion breakdown by domicile (%)

	Region	Fund	Index
■	United States	92%	100%
■	Canada	5	—
■	Europe	3	—
■	Japan	—	—
■	Asia-Pacific ex. Japan	—	—
■	Emerging markets	—	—
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
■	United States	61%	62%
■	Canada	5	2
■	Europe	12	13
■	Japan	2	3
■	Asia-Pacific ex. Japan	2	1
■	Emerging markets	18	19
	Total	100%	100%

Compared with the S&P 500 Index as a percentage of net assets. All figures include convertible securities.

Source: Capital Group (as of September 30, 2015).

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Summary investment portfolio October 31, 2015

Industry sector diversification	Percent of net assets

Common stocks 91.92%	Shares	Value (000)
Energy 5.75%
Chevron Corp.	4,062,400	$369,191
ConocoPhillips	6,346,025	338,560
Other securities		1,341,717
		2,049,468

Materials 4.21%
Agrium Inc.	2,795,000	260,131
Monsanto Co.	2,567,900	239,380
Praxair, Inc.	2,809,924	312,154
Other securities		688,490
		1,500,155

Industrials 16.08%
3M Co.	1,515,000	238,173
Boeing Co.	3,095,600	458,365
CSX Corp.	10,217,193	275,762
Cummins Inc.	2,228,399	230,662
General Dynamics Corp.	2,541,164	377,566
General Electric Co.	18,986,585	549,092
Lockheed Martin Corp.	2,548,460	560,228
Norfolk Southern Corp.	4,118,400	329,596
Union Pacific Corp.	4,842,200	432,651
United Parcel Service, Inc., Class B	2,914,300	300,231
United Technologies Corp.	2,823,174	277,829
Waste Management, Inc.	7,678,100	412,775
Other securities		1,289,838
		5,732,768

Consumer discretionary 9.26%
Carnival Corp., units	6,244,100	337,681
Home Depot, Inc.	5,456,052	674,586
Johnson Controls, Inc.	5,538,380	250,224
McDonald’s Corp.	3,064,000	343,934
Newell Rubbermaid Inc.	6,893,200	292,479
Other securities		1,399,666
		3,298,570

Consumer staples 7.32%
Coca-Cola Co.	14,029,900	594,166
Procter & Gamble Co.	7,473,400	570,818
Other securities		1,445,565
		2,610,549

12	American Mutual Fund

	Shares	Value (000)
Health care 13.96%
AbbVie Inc.	17,325,800	$1,031,751
Amgen Inc.	7,764,272	1,228,153
Johnson & Johnson	2,745,000	277,327
Medtronic PLC	4,435,500	327,872
Merck & Co., Inc.	7,177,485	392,321
Novartis AG (ADR)	3,014,000	272,556
Pfizer Inc.	10,459,100	353,727
Other securities		1,091,540
		4,975,247

Financials 10.62%
JPMorgan Chase & Co.	4,312,400	277,072
Marsh & McLennan Companies, Inc.	4,296,394	239,481
Principal Financial Group, Inc.	5,500,000	275,880
U.S. Bancorp	6,400,000	269,952
Wells Fargo & Co.	5,593,000	302,805
Other securities		2,418,839
		3,784,029

Information technology 12.11%
Apple Inc.	2,762,025	330,062
Automatic Data Processing, Inc.	2,923,300	254,298
Cisco Systems, Inc.	10,518,900	303,470
Intel Corp.	10,185,000	344,864
Microsoft Corp.	15,925,607	838,324
Oracle Corp.	6,814,657	264,681
Texas Instruments Inc.	18,311,644	1,038,636
Other securities		940,280
		4,314,615

Telecommunication services 6.10%
AT&T Inc.	16,866,000	565,180
Verizon Communications Inc.	30,491,814	1,429,456
Other securities		178,041
		2,172,677

Utilities 4.82%
Exelon Corp.	11,121,885	310,523
PG&E Corp.	4,825,000	257,655
Sempra Energy	5,396,653	552,671
Other securities		598,700
		1,719,549

Miscellaneous 1.69%
Other common stocks in initial period of acquisition		601,393

Total common stocks (cost: $23,840,219,000)		32,759,020

Preferred securities 0.03%
Financials 0.03%
Other securities		11,215

Total preferred securities (cost: $10,004,000)		11,215

Convertible stocks 0.07%
Utilities 0.07%
Other securities		25,056

Total convertible stocks (cost: $30,049,000)		25,056

American Mutual Fund	13

Bonds, notes & other debt instruments 1.09%	Principal amount (000)	Value (000)
Corporate bonds & notes 0.81%
Financials 0.77%
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)	$116,654	$121,350
Wells Fargo & Co., Series K, junior subordinated 7.98% (undated)	115,445	123,093
Other securities		27,422
		271,865

Utilities 0.04%
Other securities		15,124

Total corporate bonds & notes		286,989

U.S. Treasury bonds & notes 0.28%
Other securities		100,281

Total bonds, notes & other debt instruments (cost: $359,234,000)		387,270

Short-term securities 7.39%
Apple Inc. 0.16% due 1/15/2016[1]	27,300	27,288
Chariot Funding, LLC 0.32% due 11/18/2015[1]	25,000	24,998
Chevron Corp. 0.14%–0.19% due 11/2/2015–1/12/2016[1]	95,000	94,981
Federal Home Loan Bank 0.07%–0.23% due 11/2/2015–3/1/2016	1,050,500	1,050,258
Freddie Mac 0.12%–0.23% due 11/16/2015–3/7/2016	356,000	355,857
General Electric Capital Corp. 0.27% due 11/19/2015	50,000	49,997
General Electric Co. 0.12%–0.13% due 11/13/2015–12/7/2015	90,000	89,990
Jupiter Securitization Co., LLC 0.39% due 12/10/2015[1]	49,200	49,188
Microsoft Corp. 0.16%–0.18% due 11/4/2015–12/9/2015[1]	100,000	99,995
Other securities		792,500

Total short-term securities (cost: $2,634,979,000)		2,635,052
Total investment securities 100.50% (cost: $26,874,485,000)		35,817,613
Other assets less liabilities (0.50)%		(176,491)

Net assets 100.00%		$35,641,122

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including one security which was valued under fair value procedures adopted by authority of the board of trustees. The total value of this security which was valued under fair value procedures, was $73,228,000, which represented .21% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

The following footnote applies to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $539,118,000, which represented 1.51% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

14	American Mutual Fund

Financial statements

Statement of assets and liabilities

at October 31, 2015	(dollars in thousands)

Assets:
Investment securities, at value (cost: $26,874,485)		$35,817,613
Cash denominated in currencies other than U.S. dollars (cost: $1,654)		1,654
Cash		2,643
Receivables for:
Sales of investments	$38,647
Sales of fund’s shares	32,400
Dividends and interest	75,720
Other	44	146,811
		35,968,721
Liabilities:
Payables for:
Purchases of investments	39,831
Repurchases of fund’s shares	267,774
Investment advisory services	7,217
Services provided by related parties	9,629
Trustees’ deferred compensation	2,625
Other	523	327,599
Net assets at October 31, 2015		$35,641,122

Net assets consist of:
Capital paid in on shares of beneficial interest		$25,074,031
Undistributed net investment income		91,375
Undistributed net realized gain		1,532,587
Net unrealized appreciation		8,943,129
Net assets at October 31, 2015		$35,641,122

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) – unlimited shares authorized (986,090 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$22,281,858	615,945	$36.18
Class B	54,815	1,526	35.92
Class C	1,135,082	31,774	35.72
Class F-1	1,374,441	38,139	36.04
Class F-2	2,271,860	62,809	36.17
Class 529-A	709,000	19,639	36.10
Class 529-B	5,956	165	36.04
Class 529-C	175,937	4,899	35.91
Class 529-E	35,696	992	35.97
Class 529-F-1	54,237	1,500	36.15
Class R-1	71,974	2,009	35.83
Class R-2	243,120	6,790	35.81
Class R-2E	33	1	36.13
Class R-3	610,533	16,993	35.93
Class R-4	757,297	20,996	36.07
Class R-5	249,986	6,910	36.18
Class R-6	5,609,297	155,003	36.19

See Notes to Financial Statements

American Mutual Fund	15

Statement of operations

for the year ended October 31, 2015	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $13,597)	$950,073
Interest	29,103	$979,176
Fees and expenses*:
Investment advisory services	87,249
Distribution services	81,299
Transfer agent services	27,491
Administrative services	8,960
Reports to shareholders	1,080
Registration statement and prospectus	1,165
Trustees’ compensation	298
Auditing and legal	140
Custodian	375
Other	1,006
Total fees and expenses before waiver	209,063
Less investment advisory services waiver	22
Total fees and expenses after waiver		209,041
Net investment income		770,135

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments	1,625,687
Currency transactions	(455)	1,625,232
Net unrealized (depreciation) appreciation on:
Investments	(2,068,091)
Currency translations	1	(2,068,090)
Net realized gain and unrealized depreciation		(442,858)
Net increase in net assets resulting from operations		$327,277

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

	(dollars in thousands)

	Year ended October 31
	2015	2014
Operations:
Net investment income	$770,135	$659,243
Net realized gain	1,625,232	1,263,900
Net unrealized (depreciation) appreciation	(2,068,090)	2,676,001
Net increase in net assets resulting from operations	327,277	4,599,144

Dividends and distributions paid to shareholders:
Dividends from net investment income	(748,630)	(648,004)
Distributions from net realized gain on investments	(1,194,098)	(635,402)
Total dividends and distributions paid to shareholders	(1,942,728)	(1,283,406)

Net capital share transactions	2,150,117	1,133,149

Total increase in net assets	534,666	4,448,887

Net assets:
Beginning of year	35,106,456	30,657,569
End of year (including undistributed net investment income: $91,375 and $70,247, respectively)	$35,641,122	$35,106,456

See Notes to Financial Statements

16	American Mutual Fund

Notes to financial statements

1. Organization

American Mutual Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund strives for the balanced accomplishment of three objectives: current income, growth of capital and conservation of principal.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

American Mutual Fund	17

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In

18	American Mutual Fund

addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of October 31, 2015 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Energy	$2,049,468	$—	$—	$2,049,468
Materials	1,500,155	—	—	1,500,155
Industrials	5,732,768	—	—	5,732,768
Consumer discretionary	3,298,570	—	—	3,298,570
Consumer staples	2,610,549	—	—	2,610,549
Health care	4,902,019	73,228	—	4,975,247
Financials	3,784,029	—	—	3,784,029
Information technology	4,314,615	—	—	4,314,615
Telecommunication services	2,172,677	—	—	2,172,677
Utilities	1,719,549	—	—	1,719,549
Miscellaneous	601,393	—	—	601,393
Preferred securities	11,215	—	—	11,215
Convertible stocks	25,056	—	—	25,056
Bonds, notes & other debt instruments	—	387,270	—	387,270
Short-term securities	—	2,635,052	—	2,635,052
Total	$32,722,063	$3,095,550	$—	$35,817,613

American Mutual Fund	19

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

20	American Mutual Fund

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2011 and by state tax authorities for tax years before 2010.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2015, the fund reclassified $334,000 and $43,000 from undistributed net investment income to undistributed net realized gain and capital paid in on shares of beneficial interest, respectively, and $137,670,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of October 31, 2015, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$94,704
Undistributed long-term capital gains	1,432,264
Gross unrealized appreciation on investment securities	9,660,369
Gross unrealized depreciation on investment securities	(618,961)
Net unrealized appreciation on investment securities	9,041,408
Cost of investment securities	26,776,205

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended October 31, 2015						Year ended October 31, 2014
Share class	Ordinary income		Long-term capital gains		Total dividends and distributions paid		Ordinary income		Long-term capital gains	Total dividends and distributions paid
Class A	$467,630		$756,144		$1,223,774		$415,542		$407,842	$823,384
Class B	987		3,302		4,289		1,505		3,006	4,511
Class C	15,190		39,932		55,122		13,490		22,339	35,829
Class F-1	27,782		46,039		73,821		27,176		29,230	56,406
Class F-2	50,616		73,387		124,003		35,431		28,597	64,028
Class 529-A	14,220		23,822		38,042		12,338		12,676	25,014
Class 529-B	93		341		434		136		301	437
Class 529-C	2,189		6,064		8,253		1,894		3,299	5,193
Class 529-E	632		1,236		1,868		559		671	1,230
Class 529-F-1	1,202		1,837		3,039		1,031		954	1,985
Class R-1	957		2,455		3,412		817		1,414	2,231
Class R-2	3,341		8,764		12,105		2,900		4,861	7,761
Class R-2E*	—	†	—	†	—	†	—	†	—	—	†
Class R-3	11,390		24,251		35,641		11,186		13,544	24,730
Class R-4	16,063		27,919		43,982		15,060		15,209	30,269
Class R-5	7,021		11,888		18,909		8,037		7,665	15,702
Class R-6	129,317		166,717		296,034		100,902		83,794	184,696
Total	$748,630		$1,194,098		$1,942,728		$648,004		$635,402	$1,283,406

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

American Mutual Fund	21

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.384% on the first $1 billion of daily net assets and decreasing to 0.225% on such assets in excess of $21 billion. On March 12, 2015, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2015, decreasing the annual rates on daily net assets in excess of $34 billion to 0.223%. CRMC voluntarily reduced investment advisory service fees to the approved rate in advance of the effective date. For the year ended October 31, 2015, total investment advisory services fees waived by CRMC were $22,000. As a result, the fee shown on the accompanying financial statements of $87,249,000 was reduced to $87,227,000, both of which were equivalent to an annualized rate of 0.242% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. There remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of October 31, 2015, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

22	American Mutual Fund

For the year ended October 31, 2015, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$53,814		$18,931		$2,255		Not applicable
Class B	780		71		Not applicable		Not applicable
Class C	11,693		991		586		Not applicable
Class F-1	3,420		1,548		689		Not applicable
Class F-2	Not applicable		2,482		1,126		Not applicable
Class 529-A	1,601		505		359		$636
Class 529-B	82		8		4		8
Class 529-C	1,783		136		90		159
Class 529-E	180		15		18		32
Class 529-F-1	—		38		27		48
Class R-1	744		80		37		Not applicable
Class R-2	1,894		827		127		Not applicable
Class R-2E	—	*	—	*	—	*	Not applicable
Class R-3	3,315		966		332		Not applicable
Class R-4	1,993		748		399		Not applicable
Class R-5	Not applicable		131		148		Not applicable
Class R-6	Not applicable		14		2,763		Not applicable
Total class-specific expenses	$81,299		$27,491		$8,960		$883

*Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $298,000 in the fund’s statement of operations includes $381,000 in current fees (either paid in cash or deferred) and a net decrease of $83,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2015

Class A	$2,152,234	58,408	$1,192,118		32,205		$(2,332,939)	(63,384)	$1,011,413	27,229
Class B	2,557	70	4,262		115		(53,103)	(1,446)	(46,284)	(1,261)
Class C	219,911	6,027	54,448		1,483		(255,562)	(7,019)	18,797	491
Class F-1	358,750	9,747	72,740		1,972		(304,137)	(8,298)	127,353	3,421
Class F-2	621,763	16,864	120,009		3,245		(486,974)	(13,352)	254,798	6,757
Class 529-A	94,229	2,557	38,037		1,029		(89,537)	(2,438)	42,729	1,148
Class 529-B	378	10	434		12		(5,457)	(148)	(4,645)	(126)
Class 529-C	24,802	676	8,245		224		(27,463)	(751)	5,584	149
Class 529-E	4,792	131	1,865		50		(5,432)	(148)	1,225	33
Class 529-F-1	10,925	296	3,025		82		(11,400)	(308)	2,550	70
Class R-1	24,544	671	3,402		93		(24,353)	(673)	3,593	91
Class R-2	67,330	1,845	12,091		329		(78,152)	(2,147)	1,269	27
Class R-2E	25	1	—	[2]	—	[2]	(1)	— [2]	24	1
Class R-3	169,640	4,623	35,585		965		(281,462)	(7,631)	(76,237)	(2,043)
Class R-4	234,028	6,330	43,865		1,187		(309,490)	(8,347)	(31,597)	(830)
Class R-5	80,877	2,192	18,902		510		(180,796)	(4,942)	(81,017)	(2,240)
Class R-6	1,451,241	39,476	296,009		8,014		(826,688)	(22,764)	920,562	24,726
Total net increase (decrease)	$5,518,026	149,924	$1,905,037		51,515		$(5,272,946)	(143,796)	$2,150,117	57,643

American Mutual Fund	23

	Sales[1]			Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2014

Class A	$1,861,518	52,627		$800,052	22,915	$(2,215,700)	(62,413)	$445,870	13,129
Class B	4,185	120		4,478	130	(69,317)	(1,978)	(60,654)	(1,728)
Class C	195,090	5,582		35,309	1,028	(248,782)	(7,102)	(18,383)	(492)
Class F-1	347,939	9,883		55,421	1,596	(633,894)	(17,660)	(230,534)	(6,181)
Class F-2	827,096	22,976		61,860	1,765	(286,731)	(8,071)	602,225	16,670
Class 529-A	77,373	2,193		25,002	718	(80,612)	(2,272)	21,763	639
Class 529-B	457	13		436	13	(6,869)	(196)	(5,976)	(170)
Class 529-C	21,892	622		5,192	150	(24,016)	(680)	3,068	92
Class 529-E	4,250	121		1,228	35	(5,162)	(147)	316	9
Class 529-F-1	11,162	316		1,960	56	(9,569)	(273)	3,553	99
Class R-1	17,809	505		2,223	65	(22,466)	(639)	(2,434)	(69)
Class R-2	54,005	1,537		7,755	225	(67,687)	(1,926)	(5,927)	(164)
Class R-2E3	10	—	[2]	—	—	—	—	10	— [2]
Class R-3	148,467	4,218		24,703	714	(176,371)	(4,996)	(3,201)	(64)
Class R-4	144,559	4,091		30,201	868	(162,318)	(4,558)	12,442	401
Class R-5	73,967	2,079		15,701	450	(193,956)	(5,486)	(104,288)	(2,957)
Class R-6	910,850	25,691		183,930	5,257	(619,481)	(17,189)	475,299	13,759
Total net increase (decrease)	$4,700,629	132,574		$1,255,451	35,985	$(4,822,931)	(135,586)	$1,133,149	32,973

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-2E shares were offered beginning August 29, 2014.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $9,545,459,000 and $9,131,681,000, respectively, during the year ended October 31, 2015.

24	American Mutual Fund

Financial highlights

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets
Class A:
Year ended 10/31/2015	$37.85	$.79	$(.41)	$.38	$(.77)	$(1.28)	$(2.05)	$36.18	.96%	$22,282	.58%	2.13%
Year ended 10/31/2014	34.27	.72	4.28	5.00	(.71)	(.71)	(1.42)	37.85	14.99	22,280	.59	2.02
Year ended 10/31/2013	28.27	.70	6.00	6.70	(.70)	—	(.70)	34.27	24.01	19,724	.61	2.25
Year ended 10/31/2012	25.41	.66	2.87	3.53	(.67)	—	(.67)	28.27	14.02	15,677	.63	2.44
Year ended 10/31/2011	24.38	.66	1.00	1.66	(.63)	—	(.63)	25.41	6.85	13,549	.62	2.57
Class B:
Year ended 10/31/2015	37.57	.51	(.41)	.10	(.47)	(1.28)	(1.75)	35.92	.18	55	1.34	1.40
Year ended 10/31/2014	34.01	.45	4.24	4.69	(.42)	(.71)	(1.13)	37.57	14.13	105	1.35	1.28
Year ended 10/31/2013	28.05	.47	5.94	6.41	(.45)	—	(.45)	34.01	23.06	154	1.38	1.52
Year ended 10/31/2012	25.21	.46	2.83	3.29	(.45)	—	(.45)	28.05	13.16	196	1.39	1.71
Year ended 10/31/2011	24.19	.46	.99	1.45	(.43)	—	(.43)	25.21	6.01	275	1.39	1.81
Class C:
Year ended 10/31/2015	37.39	.49	(.40)	.09	(.48)	(1.28)	(1.76)	35.72	.15	1,135	1.38	1.33
Year ended 10/31/2014	33.88	.43	4.22	4.65	(.43)	(.71)	(1.14)	37.39	14.03	1,170	1.40	1.22
Year ended 10/31/2013	27.96	.44	5.94	6.38	(.46)	—	(.46)	33.88	23.01	1,076	1.42	1.44
Year ended 10/31/2012	25.14	.44	2.84	3.28	(.46)	—	(.46)	27.96	13.13	853	1.43	1.63
Year ended 10/31/2011	24.13	.44	1.00	1.44	(.43)	—	(.43)	25.14	5.97	737	1.43	1.75
Class F-1:
Year ended 10/31/2015	37.71	.75	(.40)	.35	(.74)	(1.28)	(2.02)	36.04	.88	1,374	.66	2.05
Year ended 10/31/2014	34.15	.69	4.26	4.95	(.68)	(.71)	(1.39)	37.71	14.88	1,309	.67	1.95
Year ended 10/31/2013	28.18	.68	5.98	6.66	(.69)	—	(.69)	34.15	23.91	1,397	.68	2.18
Year ended 10/31/2012	25.33	.65	2.86	3.51	(.66)	—	(.66)	28.18	14.00	1,000	.67	2.39
Year ended 10/31/2011	24.31	.64	1.00	1.64	(.62)	—	(.62)	25.33	6.79	744	.66	2.52
Class F-2:
Year ended 10/31/2015	37.84	.85	(.40)	.45	(.84)	(1.28)	(2.12)	36.17	1.13	2,272	.41	2.31
Year ended 10/31/2014	34.27	.78	4.27	5.05	(.77)	(.71)	(1.48)	37.84	15.15	2,121	.42	2.18
Year ended 10/31/2013	28.27	.76	6.00	6.76	(.76)	—	(.76)	34.27	24.22	1,349	.43	2.46
Year ended 10/31/2012	25.41	.70	2.88	3.58	(.72)	—	(.72)	28.27	14.26	1,197	.43	2.59
Year ended 10/31/2011	24.38	.70	1.01	1.71	(.68)	—	(.68)	25.41	7.07	542	.42	2.75
Class 529-A:
Year ended 10/31/2015	37.77	.75	(.41)	.34	(.73)	(1.28)	(2.01)	36.10	.86	709	.68	2.03
Year ended 10/31/2014	34.21	.68	4.26	4.94	(.67)	(.71)	(1.38)	37.77	14.83	698	.69	1.92
Year ended 10/31/2013	28.22	.67	5.99	6.66	(.67)	—	(.67)	34.21	23.90	611	.71	2.15
Year ended 10/31/2012	25.37	.63	2.86	3.49	(.64)	—	(.64)	28.22	13.91	473	.72	2.34
Year ended 10/31/2011	24.34	.63	1.01	1.64	(.61)	—	(.61)	25.37	6.77	373	.70	2.48
Class 529-B:
Year ended 10/31/2015	37.68	.47	(.41)	.06	(.42)	(1.28)	(1.70)	36.04	.07	6	1.46	1.27
Year ended 10/31/2014	34.10	.41	4.26	4.67	(.38)	(.71)	(1.09)	37.68	13.99	11	1.48	1.15
Year ended 10/31/2013	28.13	.43	5.96	6.39	(.42)	—	(.42)	34.10	22.88	16	1.50	1.40
Year ended 10/31/2012	25.28	.42	2.85	3.27	(.42)	—	(.42)	28.13	13.05	19	1.52	1.58
Year ended 10/31/2011	24.25	.43	1.00	1.43	(.40)	—	(.40)	25.28	5.87	25	1.50	1.70

See page 27 for footnotes.

American Mutual Fund	25

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
Class 529-C:
Year ended 10/31/2015	$37.58	$.46	$(.40)	$.06	$(.45)	$(1.28)	$(1.73)	$35.91	.08%		$176		1.46%		1.26%
Year ended 10/31/2014	34.04	.40	4.25	4.65	(.40)	(.71)	(1.11)	37.58	13.97		179		1.47		1.14
Year ended 10/31/2013	28.09	.42	5.96	6.38	(.43)	—	(.43)	34.04	22.92		159		1.50		1.37
Year ended 10/31/2012	25.26	.42	2.84	3.26	(.43)	—	(.43)	28.09	13.01		126		1.51		1.55
Year ended 10/31/2011	24.24	.43	1.00	1.43	(.41)	—	(.41)	25.26	5.92		102		1.50		1.68
Class 529-E:
Year ended 10/31/2015	37.64	.66	(.41)	.25	(.64)	(1.28)	(1.92)	35.97	.61		36		.93		1.79
Year ended 10/31/2014	34.09	.59	4.26	4.85	(.59)	(.71)	(1.30)	37.64	14.58		36		.94		1.67
Year ended 10/31/2013	28.13	.59	5.97	6.56	(.60)	—	(.60)	34.09	23.56		32		.96		1.90
Year ended 10/31/2012	25.29	.56	2.85	3.41	(.57)	—	(.57)	28.13	13.62		26		.98		2.08
Year ended 10/31/2011	24.27	.56	1.00	1.56	(.54)	—	(.54)	25.29	6.45		20		.98		2.20
Class 529-F-1:
Year ended 10/31/2015	37.82	.83	(.40)	.43	(.82)	(1.28)	(2.10)	36.15	1.09		54		.46		2.26
Year ended 10/31/2014	34.25	.76	4.27	5.03	(.75)	(.71)	(1.46)	37.82	15.10		54		.47		2.14
Year ended 10/31/2013	28.26	.74	5.99	6.73	(.74)	—	(.74)	34.25	24.14		46		.49		2.36
Year ended 10/31/2012	25.39	.69	2.88	3.57	(.70)	—	(.70)	28.26	14.21		32		.51		2.54
Year ended 10/31/2011	24.37	.68	1.01	1.69	(.67)	—	(.67)	25.39	6.96		22		.49		2.67
Class R-1:
Year ended 10/31/2015	37.51	.48	(.41)	.07	(.47)	(1.28)	(1.75)	35.83	.11		72		1.41		1.31
Year ended 10/31/2014	33.98	.42	4.24	4.66	(.42)	(.71)	(1.13)	37.51	14.02		72		1.42		1.19
Year ended 10/31/2013	28.04	.44	5.95	6.39	(.45)	—	(.45)	33.98	22.98		68		1.44		1.43
Year ended 10/31/2012	25.22	.43	2.86	3.29	(.47)	—	(.47)	28.04	13.12		58		1.43		1.61
Year ended 10/31/2011	24.21	.44	1.00	1.44	(.43)	—	(.43)	25.22	5.96		35		1.43		1.75
Class R-2:
Year ended 10/31/2015	37.48	.49	(.40)	.09	(.48)	(1.28)	(1.76)	35.81	.17		243		1.37		1.35
Year ended 10/31/2014	33.95	.42	4.24	4.66	(.42)	(.71)	(1.13)	37.48	14.05		253		1.41		1.20
Year ended 10/31/2013	28.02	.45	5.94	6.39	(.46)	—	(.46)	33.95	23.02		235		1.40		1.47
Year ended 10/31/2012	25.19	.44	2.84	3.28	(.45)	—	(.45)	28.02	13.13		195		1.43		1.63
Year ended 10/31/2011	24.18	.44	.99	1.43	(.42)	—	(.42)	25.19	5.94		167		1.45		1.73
Class R-2E:
Year ended 10/31/2015	37.83	.61	(.35)	.26	(.68)	(1.28)	(1.96)	36.13	.63	[3]	—	[4]	.99	[3]	1.68	[3]
Period from 8/29/2014 to 10/31/2014[5,6]	37.19	.12	.73	.85	(.21)	—	(.21)	37.83	2.28	[7,8]	—	[4]	.08	[7,8]	.32	[7,8]
Class R-3:
Year ended 10/31/2015	37.60	.65	(.41)	.24	(.63)	(1.28)	(1.91)	35.93	.59		611		.95		1.78
Year ended 10/31/2014	34.05	.58	4.26	4.84	(.58)	(.71)	(1.29)	37.60	14.58		716		.96		1.66
Year ended 10/31/2013	28.10	.59	5.96	6.55	(.60)	—	(.60)	34.05	23.55		650		.96		1.90
Year ended 10/31/2012	25.26	.56	2.86	3.42	(.58)	—	(.58)	28.10	13.64		518		.97		2.09
Year ended 10/31/2011	24.25	.56	1.00	1.56	(.55)	—	(.55)	25.26	6.43		410		.97		2.21

26	American Mutual Fund

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets
Class R-4:
Year ended 10/31/2015	$37.74	$.76	$(.40)	$.36	$(.75)	$(1.28)	$(2.03)	$36.07	.90%	$757	.64%	2.07%
Year ended 10/31/2014	34.18	.69	4.27	4.96	(.69)	(.71)	(1.40)	37.74	14.89	824	.66	1.96
Year ended 10/31/2013	28.20	.68	5.99	6.67	(.69)	—	(.69)	34.18	23.95	732	.66	2.18
Year ended 10/31/2012	25.35	.64	2.87	3.51	(.66)	—	(.66)	28.20	13.98	487	.66	2.37
Year ended 10/31/2011	24.32	.64	1.01	1.65	(.62)	—	(.62)	25.35	6.81	272	.67	2.50
Class R-5:
Year ended 10/31/2015	37.85	.88	(.41)	.47	(.86)	(1.28)	(2.14)	36.18	1.20	250	.34	2.38
Year ended 10/31/2014	34.27	.80	4.28	5.08	(.79)	(.71)	(1.50)	37.85	15.24	346	.36	2.26
Year ended 10/31/2013	28.27	.78	6.00	6.78	(.78)	—	(.78)	34.27	24.32	415	.36	2.50
Year ended 10/31/2012	25.41	.73	2.87	3.60	(.74)	—	(.74)	28.27	14.31	311	.37	2.69
Year ended 10/31/2011	24.38	.72	1.00	1.72	(.69)	—	(.69)	25.41	7.11	255	.37	2.81
Class R-6:
Year ended 10/31/2015	37.86	.89	(.40)	.49	(.88)	(1.28)	(2.16)	36.19	1.25	5,609	.30	2.41
Year ended 10/31/2014	34.28	.82	4.28	5.10	(.81)	(.71)	(1.52)	37.86	15.31	4,932	.30	2.31
Year ended 10/31/2013	28.28	.79	6.01	6.80	(.80)	—	(.80)	34.28	24.38	3,994	.31	2.50
Year ended 10/31/2012	25.41	.74	2.88	3.62	(.75)	—	(.75)	28.28	14.40	1,526	.32	2.73
Year ended 10/31/2011	24.39	.73	1.00	1.73	(.71)	—	(.71)	25.41	7.12	1,038	.32	2.86

	Year ended October 31
	2015	2014	2013	2012	2011
Portfolio turnover rate for all share classes	27%	16%	18%	22%	23%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Although the fund has a plan of distribution for Class R-2E shares, fees for distribution services are not paid by the fund on accounts for which a broker-dealer (or other financial intermediary) has not been assigned, including amounts invested in the fund by CRMC and/or its affiliates. If fees for distribution services were charged on these assets, fund expenses would be higher and net income and total return would be lower.
[4]	Amount less than $1 million.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Class R-2E shares were offered beginning August 29, 2014.
[7]	This class consisted solely of seed capital invested by CRMC; therefore, certain fees were not accrued.
[8]	Not annualized.

See Notes to Financial Statements

American Mutual Fund	27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Mutual Fund:

We have audited the accompanying statement of assets and liabilities of American Mutual Fund (the “Fund”), including the summary investment portfolio, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Mutual Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
December 9, 2015

28	American Mutual Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2015, through October 31, 2015).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Mutual Fund	29

	Beginning account value 5/1/2015	Ending account value 10/31/2015	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$976.90	$2.89	.58%
Class A - assumed 5% return	1,000.00	1,022.28	2.96	.58
Class B - actual return	1,000.00	973.14	6.61	1.33
Class B - assumed 5% return	1,000.00	1,018.50	6.77	1.33
Class C - actual return	1,000.00	972.87	6.86	1.38
Class C - assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class F-1 - actual return	1,000.00	976.43	3.29	.66
Class F-1 - assumed 5% return	1,000.00	1,021.88	3.36	.66
Class F-2 - actual return	1,000.00	977.71	2.04	.41
Class F-2 - assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 529-A - actual return	1,000.00	976.36	3.39	.68
Class 529-A - assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 529-B - actual return	1,000.00	972.58	7.21	1.45
Class 529-B - assumed 5% return	1,000.00	1,017.90	7.37	1.45
Class 529-C - actual return	1,000.00	972.37	7.26	1.46
Class 529-C - assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class 529-E - actual return	1,000.00	975.00	4.58	.92
Class 529-E - assumed 5% return	1,000.00	1,020.57	4.69	.92
Class 529-F-1 - actual return	1,000.00	977.50	2.29	.46
Class 529-F-1 - assumed 5% return	1,000.00	1,022.89	2.35	.46
Class R-1 - actual return	1,000.00	972.53	7.01	1.41
Class R-1 - assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class R-2 - actual return	1,000.00	972.96	6.91	1.39
Class R-2 - assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class R-2E - actual return	1,000.00	974.14	5.47	1.10
Class R-2E - assumed 5% return	1,000.00	1,019.66	5.60	1.10
Class R-3 - actual return	1,000.00	975.14	4.73	.95
Class R-3 - assumed 5% return	1,000.00	1,020.42	4.84	.95
Class R-4 - actual return	1,000.00	976.41	3.24	.65
Class R-4 - assumed 5% return	1,000.00	1,021.93	3.31	.65
Class R-5 - actual return	1,000.00	978.09	1.70	.34
Class R-5 - assumed 5% return	1,000.00	1,023.49	1.73	.34
Class R-6 - actual return	1,000.00	978.32	1.50	.30
Class R-6 - assumed 5% return	1,000.00	1,023.69	1.53	.30

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

30	American Mutual Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2015:

Long-term capital gains	$1,331,769,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$1,919,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2016, to determine the calendar year amounts to be included on their 2015 tax returns. Shareholders should consult their tax advisors.

American Mutual Fund	31

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Louise H. Bryson, 1944	2010	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Mary Anne Dolan, 1947 Chairman of the Board (Independent and Non-Executive)	1993	Founder and President, MAD Ink (communications company)	10	None
James G. Ellis, 1947	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	79	Mercury General Corporation
Leonard R. Fuller, 1946	2010	Private investor; former President and CEO, Fuller Consulting (financial management consulting firm)	79	None
Pablo R. González Guajardo, 1967	2015	CEO, Kimberly-Clark de México, S.A.B. de C.V.	7	Kimberly-Clark de México, S.A.B. de C.V.; América Móvil, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.
William D. Jones, 1955	2006	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in selected urban communities) and City Scene Management Company (provides commercial asset and property management services)	8	Sempra Energy
L. Daniel Jorndt, 1941	2010	Retired	4	None
William H. Kling, 1942	2006	President Emeritus and former CEO, American Public Media	10	None
John C. Mazziotta, MD, PhD, 1949	2011	Physician; Professor of Neurology, University of California, Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System; former Dean, David Geffen School of Medicine at UCLA; former Chair, Department of Neurology, UCLA; former Associate Director, Semel Institute, UCLA; former Director, Brain Mapping Center, UCLA	4	None
William R. McLaughlin, 1956	2015	President, The Orvis Company; former President and CEO, Select Comfort	4	Select Comfort
Bailey Morris-Eck, 1944	1999	Director and Programming Chair, WYPR Baltimore/Washington (public radio station); Senior Adviser, Financial News (London); Senior Fellow, Institute for International Economics	4	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 33 for footnotes.

32	American Mutual Fund

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Joyce E. Gordon, 1956 Vice Chairman of the Board	1996–2001 2005	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	2	None
William L. Robbins, 1968 President	2004	Partner — Capital International Investors, Capital Research and Management Company	1	None

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Paul F. Roye, 1953 Executive Vice President	2007	Director, Capital Research and Management Company; Senior Vice President — Fund Business Management Group, Capital Research and Management Company
James B. Lovelace, 1956 Senior Vice President	2006	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company
James Terrile, 1965 Senior Vice President	2007	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] Director, Capital Strategy Research, Inc.[6]
Herbert Y. Poon, 1973 Vice President	2012	Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian D. Bullard, 1969 Treasurer	2015	Senior Vice President — Investment Operations, Capital Research and Management Company
Raymond F. Sullivan, Jr., 1957 Assistant Secretary	2011	Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company
Jeffrey P. Regal, 1971 Assistant Treasurer	2012	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Mutual Fund	33

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

34	American Mutual Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2015, portfolio of American Mutual Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Mutual Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Mutual Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2015, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with team work. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 54% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2014.
[2]	Based on Class A share results for rolling periods through December 31, 2014. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2014, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2014	$99,000
2015	$89,000

b) Audit-Related Fees:
2014	$7,000
2015	$13,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2014	$7,000
2015	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2014	None
2015	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2014	$1,028,000
2015	$1,143,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2014	$33,000
2015	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2014	$3,000
2015	$5,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,432,000 for fiscal year 2014 and $1,445,000 for fiscal year 2015. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Mutual Fund®
Investment portfolio
October 31, 2015
Common stocks 91.92% Energy 5.75%	Shares	Value (000)
BP PLC (ADR)	2,053,600	$73,314
Canadian Natural Resources, Ltd.	3,463,000	80,298
Chevron Corp.	4,062,400	369,191
ConocoPhillips	6,346,025	338,560
Devon Energy Corp.	534,000	22,391
Diamond Offshore Drilling, Inc.	728,941	14,491
Enbridge Inc.	3,353,300	143,152
Enbridge Inc. (CAD denominated)	807,257	34,504
EOG Resources, Inc.	1,413,500	121,349
Exxon Mobil Corp.	2,150,000	177,891
Halliburton Co.	317,000	12,167
Kinder Morgan, Inc.	4,407,500	120,545
Noble Energy, Inc.	701,200	25,131
Royal Dutch Shell PLC, Class A (ADR)	1,931,907	101,348
Schlumberger Ltd.	2,610,000	203,998
Spectra Energy Corp	5,625,500	160,721
Suncor Energy Inc.	1,694,310	50,417
		2,049,468
Materials 4.21%
Agrium Inc.	2,795,000	260,131
Barrick Gold Corp.	1,200,000	9,228
CRH PLC (ADR)	1,089,059	29,797
Dow Chemical Co.	4,426,337	228,709
E.I. du Pont de Nemours and Co.	690,000	43,746
Freeport-McMoRan Inc.	1,157,700	13,626
International Flavors & Fragrances Inc.	1,158,849	134,496
Monsanto Co.	2,567,900	239,380
Mosaic Co.	2,400,500	81,113
Nucor Corp.	1,099,600	46,513
Potash Corp. of Saskatchewan Inc.	3,036,800	61,434
Praxair, Inc.	2,809,924	312,154
The Chemours Co.	138,000	956
WestRock Co.	723,060	38,872
		1,500,155
Industrials 16.08%
3M Co.	1,515,000	238,173
Boeing Co.	3,095,600	458,365
Canadian National Railway Co.	1,225,000	74,835
Caterpillar Inc.	773,400	56,450
CSX Corp.	10,217,193	275,762
Cummins Inc.	2,228,399	230,662
Danaher Corp.	1,200,000	111,972
Eaton Corp. PLC	1,265,000	70,726
Emerson Electric Co.	3,076,850	145,320
General Dynamics Corp.	2,541,164	377,566
American Mutual Fund — Page 1 of 6

Common stocks Industrials (continued)	Shares	Value (000)
General Electric Co.	18,986,585	$549,092
Illinois Tool Works Inc.	2,050,000	188,477
Lockheed Martin Corp.	2,548,460	560,228
Norfolk Southern Corp.	4,118,400	329,596
Precision Castparts Corp.	964,000	222,501
Republic Services, Inc.	2,836,300	124,060
Rockwell Automation	1,098,300	119,890
Siemens AG (ADR)	509,000	51,190
Snap-on Inc.	750,000	124,417
Union Pacific Corp.	4,842,200	432,651
United Parcel Service, Inc., Class B	2,914,300	300,231
United Technologies Corp.	2,823,174	277,829
Waste Management, Inc.	7,678,100	412,775
		5,732,768
Consumer discretionary 9.26%
Carnival Corp., units	6,244,100	337,681
Coach, Inc.	1,036,722	32,346
Comcast Corp., Class A	2,563,400	160,520
Comcast Corp., Class A, special nonvoting shares	2,090,000	131,064
Hasbro, Inc.	1,948,788	149,725
Home Depot, Inc.	5,456,052	674,586
Johnson Controls, Inc.	5,538,380	250,224
Mattel, Inc.	2,771,947	68,134
McDonald’s Corp.	3,064,000	343,934
Newell Rubbermaid Inc.	6,893,200	292,479
Omnicom Group Inc.	1,300,000	97,396
Ross Stores, Inc.	332,000	16,793
Scripps Networks Interactive, Inc., Class A	265,000	15,921
Starbucks Corp.	1,206,000	75,459
Time Warner Cable Inc.	933,600	176,824
Time Warner Inc.	1,851,436	139,487
Viacom Inc., Class B	1,243,900	61,337
Whirlpool Corp.	225,000	36,032
Williams-Sonoma, Inc.	2,163,000	159,521
YUM! Brands, Inc.	1,115,600	79,107
		3,298,570
Consumer staples 7.32%
Coca-Cola Co.	14,029,900	594,166
Colgate-Palmolive Co.	1,130,000	74,976
ConAgra Foods, Inc.	2,528,550	102,533
Costco Wholesale Corp.	700,000	110,684
CVS Health Corp.	1,045,000	103,225
General Mills, Inc.	3,000,000	174,330
Kellogg Co.	1,539,423	108,560
Kimberly-Clark Corp.	1,000,000	119,710
Kraft Heinz Co.	2,292,000	178,707
Mead Johnson Nutrition Co.	743,000	60,926
Mondelez International, Inc.	3,552,900	164,002
PepsiCo, Inc.	1,235,769	126,283
Procter & Gamble Co.	7,473,400	570,818
Unilever PLC (ADR)	2,736,300	121,629
		2,610,549
American Mutual Fund — Page 2 of 6

Common stocks Health care 13.96%	Shares	Value (000)
Abbott Laboratories	1,863,000	$83,463
AbbVie Inc.	17,325,800	1,031,751
Aetna Inc.	393,000	45,109
AmerisourceBergen Corp.	356,000	34,358
Amgen Inc.	7,764,272	1,228,153
Cardinal Health, Inc.	1,055,000	86,721
Gilead Sciences, Inc.	1,437,900	155,480
GlaxoSmithKline PLC[1]	3,400,000	73,228
Humana Inc.	138,000	24,651
Johnson & Johnson	2,745,000	277,327
Medtronic PLC	4,435,500	327,872
Merck & Co., Inc.	7,177,485	392,321
Novartis AG (ADR)	3,014,000	272,556
Pfizer Inc.	10,459,100	353,727
Quest Diagnostics Inc.	1,880,000	127,746
ResMed Inc.	1,800,000	103,698
St. Jude Medical, Inc.	1,960,600	125,106
Stryker Corp.	1,563,840	149,534
UnitedHealth Group Inc.	700,000	82,446
		4,975,247
Financials 10.62%
ACE Ltd.	1,413,400	160,477
Aon PLC, Class A	1,852,000	172,810
Arthur J. Gallagher & Co.	1,718,131	75,134
Bank of Montreal	218,926	12,731
Bank of New York Mellon Corp.	3,643,000	151,731
Bank of Nova Scotia	1,198,600	56,310
BB&T Corp.	2,046,000	76,009
Capital One Financial Corp.	1,300,000	102,570
Care Capital Properties, Inc.	386,250	12,727
CME Group Inc., Class A	1,531,000	144,634
Discover Financial Services	1,944,200	109,303
Hudson City Bancorp, Inc.	1,696,000	17,164
Intercontinental Exchange, Inc.	542,918	137,033
JPMorgan Chase & Co.	4,312,400	277,072
Marsh & McLennan Companies, Inc.	4,296,394	239,481
McGraw Hill Financial, Inc.	321,643	29,797
Old Republic International Corp.	7,300,800	131,706
PNC Financial Services Group, Inc.	1,806,400	163,046
Principal Financial Group, Inc.	5,500,000	275,880
Progressive Corp.	3,195,500	105,867
Royal Bank of Canada	2,258,000	129,115
State Street Corp.	2,695,700	186,003
Sun Life Financial Inc.	4,654,800	156,913
Toronto-Dominion Bank	1,989,400	81,605
Toronto-Dominion Bank (CAD denominated)	3,000,000	123,157
U.S. Bancorp	6,400,000	269,952
Ventas, Inc.	1,545,000	82,997
Wells Fargo & Co.	5,593,000	302,805
		3,784,029
American Mutual Fund — Page 3 of 6

Common stocks Information technology 12.11%	Shares	Value (000)
Accenture PLC, Class A	1,514,000	$162,301
Alphabet Inc., Class A2	38,000	28,021
Alphabet Inc., Class C	38,104	27,085
Analog Devices, Inc.	1,999,640	120,218
Apple Inc.	2,762,025	330,062
Automatic Data Processing, Inc.	2,923,300	254,298
Cisco Systems, Inc.	10,518,900	303,470
Hewlett-Packard Co.	1,790,500	48,272
Intel Corp.	10,185,000	344,864
International Business Machines Corp.	623,000	87,270
KLA-Tencor Corp.	1,322,000	88,733
Linear Technology Corp.	1,863,700	82,785
Maxim Integrated Products, Inc.	1,500,000	61,470
Microsoft Corp.	15,925,607	838,324
NetApp, Inc.	1,538,500	52,309
Oracle Corp.	6,814,657	264,681
Paychex, Inc.	1,000,000	51,580
QUALCOMM Inc.	431,000	25,610
Texas Instruments Inc.	18,311,644	1,038,636
Xilinx, Inc.	2,197,100	104,626
		4,314,615
Telecommunication services 6.10%
AT&T Inc.	16,866,000	565,180
BCE Inc.	1,000,000	43,210
TELUS Corp.	4,040,000	134,831
Verizon Communications Inc.	30,491,814	1,429,456
		2,172,677
Utilities 4.82%
American Electric Power Co., Inc.	1,435,000	81,293
Dominion Resources, Inc.	3,000,000	214,290
Duke Energy Corp.	1,452,957	103,843
Edison International	113,000	6,839
Exelon Corp.	11,121,885	310,523
PG&E Corp.	4,825,000	257,655
PPL Corp.	2,044,300	70,324
Sempra Energy	5,396,653	552,671
Talen Energy Corp.[2]	255,345	2,216
Xcel Energy Inc.	3,365,000	119,895
		1,719,549
Miscellaneous 1.69%
Other common stocks in initial period of acquisition		601,393
Total common stocks (cost: $23,840,219,000)		32,759,020
Preferred securities 0.03% Financials 0.03%
U.S. Bancorp, Series F, 6.50% noncumulative depositary shares	387,000	11,215
Total preferred securities (cost: $10,004,000)		11,215
American Mutual Fund — Page 4 of 6

Convertible stocks 0.07% Utilities 0.07%	Shares	Value (000)
Exelon Corp., convertible preferred, units	600,000	$25,056
Total convertible stocks (cost: $30,049,000)		25,056
Bonds, notes & other debt instruments 1.09% Corporate bonds & notes 0.81% Financials 0.77%	Principal amount (000)
Bank of America Corp., Series K, junior subordinated 8.00% noncumulative (undated)	$1,665	1,738
Bank of America Corp., Series M, junior subordinated 8.125% noncumulative (undated)	1,665	1,740
ERP Operating LP 5.125% 2016	2,400	2,438
ERP Operating LP 5.375% 2016	6,455	6,657
ERP Operating LP 5.75% 2017	8,783	9,369
ERP Operating LP 7.125% 2017	5,000	5,480
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)	116,654	121,350
Wells Fargo & Co., Series K, junior subordinated 7.98% (undated)	115,445	123,093
		271,865
Utilities 0.04%
FPL Group Capital, Inc. 7.875% 2015	15,000	15,124
Total corporate bonds & notes		286,989
U.S. Treasury bonds & notes 0.28% U.S. Treasury 0.28%
U.S. Treasury 1.875% 2017	39,050	39,872
U.S. Treasury 1.00% 2017	60,100	60,409
		100,281
Total bonds, notes & other debt instruments (cost: $359,234,000)		387,270
Short-term securities 7.39%
3M Co. 0.14% due 12/1/2015[3]	50,000	49,993
Apple Inc. 0.16% due 1/15/2016[3]	27,300	27,288
CAFCO, LLC 0.33% due 12/1/2015	25,000	24,996
Caterpillar Financial Services Corp. 0.17% due 1/21/2016	50,000	49,975
Chariot Funding, LLC 0.32% due 11/18/2015[3]	25,000	24,998
Chevron Corp. 0.14%–0.19% due 11/2/2015–1/12/2016[3]	95,000	94,981
Ciesco LLC 0.28% due 2/22/2016	50,000	49,955
Emerson Electric Co. 0.23% due 1/19/2016[3]	20,000	19,992
Estée Lauder Companies Inc. 0.13% due 11/4/2015[3]	30,000	29,999
ExxonMobil Corp. 0.11%–0.13% due 11/17/2015–12/11/2015	153,600	153,582
Fannie Mae 0.15%–0.26% due 12/15/2015–2/10/2016	200,800	200,735
Federal Farm Credit Banks 0.17% due 11/17/2015	45,600	45,598
Federal Home Loan Bank 0.07%–0.23% due 11/2/2015–3/1/2016	1,050,500	1,050,258
Freddie Mac 0.12%–0.23% due 11/16/2015–3/7/2016	356,000	355,857
General Electric Capital Corp. 0.27% due 11/19/2015	50,000	49,997
General Electric Co. 0.12%–0.13% due 11/13/2015–12/7/2015	90,000	89,990
Honeywell International Inc. 0.14% due 11/9/2015[3]	40,700	40,699
IBM Corp. 0.17% due 12/21/2015[3]	50,000	49,993
John Deere Financial Ltd. 0.15% due 12/7/2015[3]	52,000	51,992
Jupiter Securitization Co., LLC 0.39% due 12/10/2015[3]	49,200	49,188
American Mutual Fund — Page 5 of 6

Short-term securities	Principal amount (000)	Value (000)
Microsoft Corp. 0.16%–0.18% due 11/4/2015–12/9/2015[3]	$100,000	$99,995
Regents of the University of California 0.18% due 1/11/2016	25,000	24,991
Total short-term securities (cost: $2,634,979,000)		2,635,052
Total investment securities 100.50% (cost: $26,874,485,000)		35,817,613
Other assets less liabilities (0.50%)		(176,491)
Net assets 100.00%		$35,641,122
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $73,228,000, which represented .21% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $539,118,000, which represented 1.51% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-003-1215O-S49170	American Mutual Fund — Page 6 of 6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

American Mutual Fund:

We have audited the accompanying statement of assets and liabilities of American Mutual Fund (the “Fund”), including the summary schedule of investments, as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of October 31, 2015 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of American Mutual Fund as of October 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

December 9, 2015

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN MUTUAL FUND

By ___/s/ Paul F. Roye_________________________
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: December 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By ___/s/ Paul F. Roye_________________________
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: December 31, 2015

By __/s/ Brian D. Bullard________________________
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: December 31, 2015